Supplement dated July 25, 2025 to the Statutory Prospectus dated May 1, 2025 for the following variable universal life policies:

M's Versatile Product

M's Versatile Product VI

M's Versatile Product VII

M's Versatile Product VIII

M's Versatile Product IX

M's Versatile Product-Survivorship II

MVP VUL 10

MVP VUL 10 LTP

MVP VUL Accumulator

MVP VUL Survivorship 3

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 595-6997 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective July 28, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	All references to the name Neuberger Berman Sustainable Equity Portfolio will change to the Neuberger Berman Quality Equity Portfolio.

All other references in the prospectus to the Neuberger Berman Sustainable Equity Portfolio will change to the Neuberger Berman Quality Equity Portfolio.

Effective May 1, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

The Advisor of the M Large Cap Growth Fund changed from DSM Capital Partners LLC to Federated Hermes, Inc.

As of May 1, 2025, the underlying fund information related to the Current Expenses in the APPENDIX:

FUNDS AVAILABLE UNDER THE CONTRACT section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses

Bain Capital Equity Opportunities Fund Class 2; Bain Capital Public Equity, LP	1.63%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-53337-00